Exhibit No. 99

WAC IO-PO Calculator
--------------------

              p/l coup    6.5000
              srv fee     0.2535
              number:         15



owac        net wac    loan balance     discount loans     premium loans        po size        par bonds     orig term    wam   age
----        -------    ------------     --------------     -------------        -------        ---------     ---------    ---   ---
      6.375   6.122  $   2,355,057.92  $   2,355,057.92  $            -    $    137,136.83  $   2,217,921.09       360    358      2
      6.500   6.247  $  15,480,098.70  $  15,480,098.70  $            -    $    603,723.85  $  14,876,374.85       360    358      2
      6.625   6.372  $  21,198,526.54  $  21,198,526.54  $            -    $    419,078.56  $  20,779,447.98       360    358      2
      6.750   6.497  $  85,535,445.36  $  85,535,445.38  $            -    $     46,057.55  $  85,489,387.83       360    358      2
      6.875   6.622  $  73,375,467.21  $            -    $  73,375,467.21  $           -    $  73,375,467.21       360    358      2
      7.000   6.747  $  87,374,579.13  $            -    $  87,374,579.13  $           -    $  87,374,579.13       360    358      2
      7.125   6.872  $ 103,527,146.42  $            -    $ 103,527,146.42  $           -    $ 103,527,146.42       360    358      2
      7.250   6.997  $  64,263,058.62  $            -    $  64,263,058.62  $           -    $  64,263,058.62       360    358      2
      7.375   7.122  $  57,214,322.72  $            -    $  57,214,322.72  $           -    $  57,214,322.72       360    358      2
      7.500   7.247  $  31,216,411.57  $            -    $  31,216,411.57  $           -    $  31,216,411.57       360    358      2
      7.625   7.372  $  21,590,994.48  $            -    $  21,590,994.48  $           -    $  21,590,994.48       360    358      2
      7.750   7.497  $   9,391,758.20  $            -    $   9,391,758.20  $           -    $   9,391,758.20       360    358      2
      7.875   7.622  $   5,560,591.83  $            -    $   5,560,591.83  $           -    $   5,560,591.83       360    358      2
      8.000   7.747  $     791,721.21  $            -    $     791,721.21  $           -    $     791,721.21       360    358      2
      8.125   7.872  $     786,560.00  $            -    $     786,560.00  $           -    $     786,560.00       360    358      2
      8.250   7.997  $            -    $            -    $            -    $           -    $            -         360    358      2
      8.375   8.122  $            -    $            -    $            -    $           -    $            -         360    358      2
      8.500   8.247  $            -    $            -    $            -    $           -    $            -         360    358      2
      8.625   8.372  $            -    $            -    $            -    $           -    $            -         360    358      2
      8.750   8.497  $            -    $            -    $            -    $           -    $            -         360    358      2
      8.875   8.622  $            -    $            -    $            -    $           -    $            -         360    358      2
      9.000   8.747  $            -    $            -    $            -    $           -    $            -         360    358      2
      9.125   8.872  $            -    $            -    $            -    $           -    $            -         360    358      2
      6.950   6.697  $     649,174.37  $            -    $     649,174.37  $           -    $     649,174.37       360    358      2

7.083957965   6.830  $ 600,310,914.30  $ 124,569,128.54  $ 475,741,785.76  $  1,205,996.79  $ 599,104,917.51       360    358      2

                                                               7,18696308     6.5387705035

             scale    $600,000,000.00  $ 124,504,611.43  $ 475,495,388.57  $  1,205,372.18  $ 598,794,627.82

                                       amount              gross wac         servicing fee      net wac       orig term  wam   age
                    discount pool      $ 124,504,611.43        6.69057125       0.25350000        6.43707125       360    358      2
Rep Lines           discount pool      $ 475,495,388.57        7.18696308       0.25350000        6.93346308       360    358      2
---------
                    total              $ 600,000,000.00       7.08395796        0.25350000       6.830457965       360    358      2



                                  ----------------------------------------------
                  -                             -                      -
                                                -                      -
                                                -                      -
                                                -                      -
     4233200.03       #######           6,915,119            61,291,444.95
     6721121.47       0.24650          21,537,834           150,764,836.29
     9954533.31       0.37150          38,460,335           274,029,886.13
     9722650.61       0.49650          41,636,609           303,315,412.39
     7701928.06       0.62150          35,658,702           262,245,424.08
     4802524.86       0.74650          23,303,051           174,772,684.28
     3736902.69       0.87150          18,616,552           143,476,206.63
     1806107.35       0.99650           9,358,687            72,531,374.61
     1176279.04       1.12150           6,236,204            49,110,104.43
      182704.69       1.24650             986,880             7,695,043.91
      196640.00       1.37150           1,078,767             8,764,982.20
           0.00       1.49650                   -                      -
           0.00       1.62150                   -                      -
           0.00       1.74650                   -                      -
           0.00       1.87150                   -                      -
           0.00       1.99650                   -                      -
           0.00       2.12150                   -                      -
           0.00       2.24650                   -                      -
           0.00       2.37150                   -                      -
       44942.84       0.19650             127,563               886,561.21
                                                -                      -
     0.10568663       0.41472
                                      206,216,502         1,509,084,161.10
                                                                    7.318%
                                                   10Wac
                                  ----------------------------------------------

                  -------------------------------------------
                       NationsBanc Montgomery Securities
                  -------------------------------------------

                     NationsBanc Montgomery Securities LLC

                                                                     NationsBank

                   Bank of America Mortgage Securities, Inc.
                                 BOAMS 1999-1
                       30 Year Jumbo Fixed Rate Product
                            Collateral Description

-------------------------------------------------------------------------------------------
Product                                                      Jumbo 30 Year Fixed
Amount                                                               600,000,000 +/2%
Settle                                                         February 23, 1999
Gross WAC                                                                 7.070% +/-5bps
WAC Range                                                Range less than 200 bps
Servicing Fee                                                             25 bps
WAM                                                                          356 +/2 mos
Weighted Average LTV                              (less than or equal to) 75.00%
LTV (greater than) 80% and (less than) 90.01%                 (less than) 10.00%
LTV (greater than) 90%                                         (less than) 4.00%
Maximum Loan Amount                                                   $1,250,000
Average Loan Balance                                                    $340,000 +/-$20,000

Occupancy                                      (greater than) 90% Owner Occupied
                                                      (greater than) 95% Primary
                                                        (less than) 4% Secondary
                                                         (less than) 2% Investor

Delinquency                                                          All Current
Property Type                                         (less than) 95% SF and PUD
Documentation Type                                      (more than) 97% Full/Alt
Loan Purpose                                            (less than) 16% cash-out
State Concentration                               (less than or equal to) 35% CA
Zip Code Concentration                                        No Greater than 2%
Delivery Variance                                                  Plus/Minus 2%
PMI                                             All Loans (greater than) 80% LTV
Approximate Subordination                                                  4.00% +/-50 bps
Expected Rating Agencies                           Moody's or S & P plus 1 other
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matter reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities herein or otherwise, will be superceded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                    ---------------------------------------
                       NationsBanc Montgomery Securities
                    ---------------------------------------

                     NationsBanc Montgomery Securities LLC
                                                                 NationsBank

                   Bank of America Mortgage Securities, Inc.
                                 BOAMS 1999-1
                       30 Year Jumbo Fixed Rate Product
                            Collateral Description

--------------------------------------------------------------------------------
Product                                              Jumbo 30 Year Fixed
Amount                                                       600,000,000 +/-5%
Settle                                                 February 26, 1999
Gross WAC                                                         7.070% +/-10bps
WAC Range                                       Range (less than) 200bps
Servicing Fee                                                     25 bps
WAM                                                                  356 +/-2mos
Weighted Average LTV                       (less than or equal to) 75.00%
LTV (more than) 80% and (less than) 90.01%            (less than) 10.00%
LTV (more than) 90%                                    (less than) 4.00%
Maximum Loan Amount                                           $1,250,000
Average Loan Balance                                            $340,000 +/-$20,

Occupancy                                 (more than) 90% Owner Occupied
                                                 (more than) 95% Primary
                                                (less than) 4% Secondary
                                                 (less than) 2% Investor

Delinquency                                                  All Current
Property Type                                 (more than) 95% SF and PUD
Documentation Type                              (more than) 97% Full/Alt
Loan Purpose                                    (less than) 20% cash-out
State Concentration                       (less than or equal to) 35% CA
Zip Code Concentration                                No Greater than 2%
Delivery Variance                                          Plus/Minus 2%
PMI                                        All Loans (more than) 80% LTV
Approximate Subordination                                          4.00% +/-50 bps
Expected Rating Agencies                   Moody's or S & P plus 1 other
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matter reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities herein or otherwise, will be superceded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.